UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 21, 2006

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under “Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this report is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under “Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this report is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-
Balance Sheet Arrangement of a Registrant.

On December 21, 2006, KMG America Corporation (“KMG America”) entered into a Credit Agreement (the “Credit Agreement”) with Wachovia Bank, National Association (“Wachovia”), which provides KMG America with a $15,000,000 unsecured revolving credit facility. KMG America entered into the Credit Agreement to finance a $14,000,000 obligation under a Note Settlement Agreement (the “Note Settlement Agreement”) it entered into on December 21, 2006, with The Springs Company (the “Springs Company”), Stanley D. Johnson (“Mr. Johnson”), SDJ Partners, LP (“SDJP”) and Elliot S. Close. Pursuant to the Note Settlement Agreement, on December 21, 2006, a subordinated promissory note (the “Springs Note”) made by KMG America in favor of the Springs Company (which, as of December 21, 2006, had an outstanding balance of principal and accrued and unpaid interest of $15,020,839) was cancelled in exchange for a payment of $14,000,000. The Springs Note obligation was incurred by KMG America in connection with the Amended and Restated Stock Purchase Agreement (the “Purchase Agreement”), dated as of August 2, 2004, as amended, between KMG America and the Sellers (as defined in the Purchase Agreement), pursuant to which KMG America acquired all of the outstanding stock of Kanawha Insurance Company (“Kanawha”).

By entering into the Credit Agreement and the Note Settlement Agreement, KMG America replaced a $15,020,839 debt to the Springs Company with a $14,000,000 debt to Wachovia. The debt to Wachovia under the Credit Agreement presently carries a higher interest rate than did the Springs Note, but because the Springs Note was paid off at a significant discount, the transaction is beneficial to KMG America. In addition, although the debt under the Springs Note was subordinated while the debt under the Credit Agreement is not, KMG America does not believe this will affect its financial strength ratings because it does not believe the subordination of the Springs Note was a significant factor considered by the ratings agencies.

The descriptions in this report of the Credit Agreement and the Note Settlement Agreement are qualified in their entirety by reference to the Credit Agreement and the Note Settlement Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Credit Agreement

The Credit Agreement consists of an unsecured revolving credit facility pursuant to which KMG America may, subject to the terms and conditions thereof, borrow or reborrow up to $15,000,000 from Wachovia. Borrowings under the Credit Agreement (a) were used to finance the $14,000,000 obligation under the Note Settlement Agreement and (b) may be used to finance KMG America’s working capital, liquidity needs and general working requirements and those of its subsidiaries. Amounts outstanding under the Credit Agreement will bear interest at a rate calculated according to, at KMG America’s option, a base rate or the LIBOR rate plus an applicable percentage (each as defined in the Credit Agreement). The applicable percentage is based on the A.M. Best financial strength rating of Kanawha (KMG America’s principal insurance subsidiary), and ranges from 0.25% to 0.35% for base rate loans and from 1.25% to 1.35% for LIBOR rate loans. Interest on amounts outstanding is payable monthly for base rate loans. In the case of LIBOR rate loans, interest on amounts outstanding is payable at the end of the interest period, which can be one, two, three or six months, as selected by KMG America in its notice of borrowing. Wachovia’s obligation to fund the Credit Agreement terminates, and all principal outstanding under the Credit Agreement is due and payable, no later than December 31, 2007. As of December 21, 2006, the $14,000,000 outstanding under the Credit Agreement was a LIBOR rate plus applicable percentage loan with an initial interest rate of 6.60%.

The Credit Agreement requires KMG America to comply with certain covenants, including, among others, maintaining a maximum ratio of consolidated indebtedness to total capitalization, a minimum available dividend amount for Kanawha and a minimum A.M. Best financial strength rating for Kanawha. KMG America must also comply with limitations on certain payments, additional debt obligations, dispositions of assets and its lines of business. The Credit Agreement also restricts KMG America from creating or allowing certain liens on its assets and from making certain investments.

Borrowings under the Credit Agreement are represented by a $15,000,000 Note made by KMG America for the benefit of Wachovia, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Note Settlement Agreement

The Note Settlement Agreement provides for cancellation of the Springs Note in exchange for a payment of $14,000,000 (the “Settlement Payment”) by KMG America, both of which occurred on December 21, 2006. Mr. Johnson is a director and executive officer of KMG America, and SDJP is an affiliate of his. Mr. Johnson and SDJP received their interest in the Springs Note as part of the Kanawha acquisition as consideration for options to purchase Kanawha common stock owned by them. Mr. Johnson and SDJP received $1,201,354, in the aggregate, of the $14,000,000 paid to satisfy the Springs Note.

The Note Settlement Agreement also amends the Purchase Agreement to allow KMG America to make any indemnification claims under the Purchase Agreement directly against the Sellers individually. Prior to this amendment, KMG America could only setoff indemnity claims against the Springs Note. Under the Note Settlement Agreement, the Springs Company indemnifies KMG America for the failure of any Seller (other than Mr. Johnson or SDJP) to pay any such indemnification claims.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1   Credit Agreement, between KMG America Corporation, as Borrower, and Wachovia Bank, National Association, as Lender.

10.2   Note Settlement Agreement, dated as of December 21, 2006, among The Springs Company, Stanley D. Johnson, SDJ Partners, LP and Elliot S. Close.

10.3   $15,000,000 Note made by KMG America for the benefit of Wachovia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: December 27, 2006	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.:	Description:

10.1	Credit Agreement, between KMG America Corporation, as Borrower, and Wachovia Bank, National Association, as Lender.

10.2	Note Settlement Agreement, dated as of December 21, 2006, among The Springs Company, Stanley D. Johnson, SDJ Partners, LP and Elliot S. Close.

10.3	$15,000,000 Note made by KMG America for the benefit of Wachovia.